Amplify Samsung SOFR ETF
Schedule of Investments
June 30, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 99.2%		Value
Money Market Funds - 0.0%(a)	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.26% (b)	93,155	$93,155

Repurchase Agreements - 99.2%	Par
Buckler Securities, LLC, 4.48%, dated 06/30/2025, due 07/01/2025, repurchase price $75,996,000 (collateralized by U.S. Treasury Notes 4.48% 07/01/2025: total value 70,008,711)	$70,000,000	70,000,000
Curvature Securities, LLC, 4.48%, dated 06/30/2025, due 07/01/2025, repurchase price $60,006,466 (collateralized by U.S. Treasury Notes 4.38% 05/15/2034: total value 59,761,263)	59,999,000	59,999,000
Clear Street LLC, 4.48%, dated 06/30/2025, due 07/01/2025, repurchase price $49,984,125 (collateralized by U.S. Treasury Notes 4.00% 07/31/2029: total value 49,969,476)	49,984,125	49,984,125
Mirae Asset Securities Inc., 4.49%, dated 06/30/2025, due 07/01/2025, repurchase price $72,309,017 (collateralized by U.S. Treasury Notes 0.83% 07/01/2025: total value 72,736,365)	72,300,000	72,300,000
		252,283,125
TOTAL SHORT-TERM INVESTMENTS (Cost $252,376,280)		252,376,280

TOTAL INVESTMENTS - 99.2% (Cost $252,376,280)		252,376,280
Other Assets in Excess of Liabilities - 0.8%		1,993,694
TOTAL NET ASSETS - 100.0%		$254,369,974
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Samsung SOFR ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	93,155	–	–	93,155
Repurchase Agreements	–	252,283,125	–	252,283,125
Total Investments	93,155	252,283,125	–	252,376,280

Refer to the Schedule of Investments for further disaggregation of investment categories.